UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities

Exchange Act of 1934

_________________________

Date of Report (date of earliest event reported):  December 19, 2007

WAUSAU PAPER CORP.

(Exact name of registrant as specified in its charter)

WISCONSIN

1-13923

39-0690900

(State or other

(Commission File

(IRS Employer

jurisdiction of

Number)

Identification

incorporation)

Number)

100 PAPER PLACE

MOSINEE, WI 54455-9099

(Address of principal executive offices, including Zip Code)

(715) 693-4470

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 8 – Other Events

Item 8.01.

Other Events

Machine Rebuild

On December 19, 2007, the Board of Directors approved a $31 million investment to increase annual toweling capacity by 16,000 tons, at the Middletown, Ohio mill operated by the Company’s Towel & Tissue segment.  A news release describing the project is attached to this report as Exhibit 99.1.

Forward Looking Statements

Statements concerning the effect of the sale of the Company’s specialty products roll wrap business constitute forward-looking information and are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.  While the Company believes that these forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and all such statements involve risk and uncertainties that could cause actual results to differ materially from those contemplated and expressed in this report.  The assumptions, risks, and uncertainties relating to the forward-looking statements in this report include the risks and assumptions described under “Information Concerning Forward-Looking Statements” in Item 7 and in Item 1A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006, and from time to time, in the Company’s other filings with the Securities and Exchange Commission.  The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

Exhibit 99.1*

News release dated December 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  December 19, 2007

By:  SCOTT P. DOESCHER

Scott P. Doescher

Senior Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated December 19, 2007

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

99.1

News release dated December 19, 2007